Exhibit 99.1

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations (FFO), adjusted funds from operations (AFFO), net operating income (NOI) and adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 21 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

(in thousands except for per share amounts)

	As of	As of
	March 31,	September 30,
	2020	2019
	(unaudited)
ASSETS
Real Estate Investments:
Land	$245,096	$239,299
Buildings and Improvements	1,721,612	1,627,219
Total Real Estate Investments	1,966,708	1,866,518
Accumulated Depreciation	(272,372)	(249,584)
Real Estate Investments	1,694,336	1,616,934

Cash and Cash Equivalents	35,913	20,179
Securities Available for Sale at Fair Value	99,035	185,250
Tenant and Other Receivables	3,688	1,335
Deferred Rent Receivable	12,340	11,199
Prepaid Expenses	11,915	6,714
Intangible Assets, net of Accumulated Amortization of $16,701 and $15,686, respectively	16,456	14,970
Capitalized Lease Costs, net of Accumulated Amortization of $3,895 and $3,378, respectively	5,931	5,670
Financing Costs, net of Accumulated Amortization of $162 and $1,352, respectively	1,569	144
Other Assets	8,865	9,553
TOTAL ASSETS	$1,890,048	$1,871,948

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$779,742	$744,928
Loans Payable	75,000	95,000
Accounts Payable and Accrued Expenses	4,257	3,570
Other Liabilities	22,206	17,407
Total Liabilities	881,205	860,905

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 21,900 and 16,400 Shares Authorized as of March 31, 2020 and September 30, 2019, respectively; 17,169 and 13,907 Shares Issued and Outstanding as of March 31, 2020 and September 30, 2019, respectively	429,215	347,678
Common Stock, $0.01 Par Value Per Share: 200,000 and 188,040 Shares Authorized as of March 31, 2020 and September 30, 2019, respectively; 97,980 and 96,399 Shares Issued and Outstanding as of March 31, 2020 and September 30, 2019, respectively	980	964
Excess Stock, $0.01 Par Value Per Share: 200,000 Shares Authorized as of March 31, 2020 and September 30, 2019; No Shares Issued or Outstanding as of March 31, 2020 and September 30, 2019	-0-	-0-
Additional Paid-In Capital	578,648	662,401
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	1,008,843	1,011,043
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,890,048	$1,871,948

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	3

Consolidated Statements of Income (Loss)

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2020	3/31/2019	3/31/2020	3/31/2019
INCOME:
Rental Revenue	$35,114	$32,934	$69,983	$65,551
Reimbursement Revenue	6,594	5,447	13,424	11,053
TOTAL INCOME	41,708	38,381	83,407	76,604

EXPENSES:
Real Estate Taxes	5,029	4,163	10,064	8,203
Operating Expenses	1,634	1,673	3,831	3,537
General & Administrative Expenses	2,396	2,252	4,660	4,069
Non-recurring Severance Expense	-0-	-0-	786	-0-
Depreciation	11,475	10,756	22,907	21,234
Amortization of Capitalized Lease Costs and Intangible Assets	767	721	1,521	1,423
TOTAL EXPENSES	21,301	19,565	43,769	38,466

OTHER INCOME (EXPENSE):
Dividend Income	3,404	3,515	6,642	7,882
Unrealized Holding Gains (Losses) Arising During the Periods	(83,075)	15,568	(86,710)	(27,059)
Interest Expense, including Amortization of Financing Costs	(9,050)	(9,598)	(18,259)	(18,603)
TOTAL OTHER INCOME (EXPENSE)	(88,721)	9,485	(98,327)	(37,780)

NET INCOME (LOSS)	(68,314)	28,301	(58,689)	358

Less: Preferred Dividends	6,764	4,480	12,862	8,901

NET INCOME (LOSS) ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$(75,078)	$23,821	$(71,551)	$(8,543)

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	4

FFO, AFFO and Adjusted EBITDA Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2020	3/31/2019	3/31/2020	3/31/2019
FFO, AFFO
Net Income (Loss) Attributable to Common Shareholders	$(75,078)	$23,821	$(71,551)	$(8,543)
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods (1)	83,075	(15,568)	86,710	27,059
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	11,409	10,589	22,788	21,026
Plus: Amortization of Intangible Assets	508	505	1,016	1,005
Plus: Amortization of Capitalized Lease Costs	285	241	557	470
FFO Attributable to Common Shareholders	20,199	19,588	39,520	41,017
Plus: Depreciation of Corporate Office Capitalized Costs	66	167	118	208
Plus: Stock Compensation Expense	114	215	270	344
Plus: Amortization of Financing Costs	322	320	758	637
Plus: Non-recurring Severance Expense	-0-	-0-	786	-0-
Less: Recurring Capital Expenditures	(717)	(630)	(936)	(1,187)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(632)	(488)	(1,232)	(825)
AFFO Attributable to Common Shareholders	$19,352	$19,172	$39,284	$40,194

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2020	3/31/2019	3/31/2020	3/31/2019
Adjusted EBITDA
Net Income (Loss) Attributable to Common Shareholders	$(75,078)	$23,821	$(71,551)	$(8,543)
Plus: Preferred Dividends	6,764	4,480	12,862	8,901
Plus: Interest Expense, including Amortization of Financing Costs	9,050	9,598	18,259	18,603
Plus: Depreciation and Amortization	12,242	11,477	24,428	22,658
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	25	51	51
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	83,075	(15,568)	86,710	27,059
Adjusted EBITDA	$36,079	$33,833	$70,759	$68,729

(1)	Unrealized Holding Gains or Losses Arising During the Periods, if any, were previously reported as an adjustment to Core Funds From Operations (Core FFO).

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	5

NOI Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2020	3/31/2019	3/31/2020	3/31/2019
Net Operating Income
Net Income (Loss) Attributable to Common Shareholders	$(75,078)	$23,821	$(71,551)	$(8,543)
Plus: Preferred Dividends	6,764	4,480	12,862	8,901
Plus: General & Administrative Expenses	2,396	2,252	4,660	4,069
Plus: Non-recurring Severance Expense	-0-	-0-	786	-0-
Plus: Depreciation	11,475	10,756	22,907	21,234
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	767	721	1,521	1,423
Plus: Interest Expense, including Amortization of Financing Costs	9,050	9,598	18,259	18,603
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	83,075	(15,568)	86,710	27,059
Less: Dividend Income	(3,404)	(3,515)	(6,642)	(7,882)
Net Operating Income – NOI	$35,045	$32,545	$69,512	$64,864

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2020	3/31/2019	3/31/2020	3/31/2019
Components of Net Operating Income Consists of:
Revenues:
Rental Revenue	$35,114	$32,934	$69,983	$65,551
Reimbursement Revenue	6,594	5,447	13,424	11,053
Total Rental and Reimbursement Revenue	41,708	38,381	83,407	76,604

Expenses:
Real Estate Taxes	5,029	4,163	10,064	8,203
Operating Expenses	1,634	1,673	3,831	3,537
Total Real Estate Taxes and Operating Expenses	6,663	5,836	13,895	11,740
Net Operating Income – NOI	$35,045	$32,545	$69,512	$64,864

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	6

Financial Highlights

(unaudited) (in thousands except for per share amounts)

	For The			For The
	Three Months Ended			Six Months Ended
	3/31/2020	3/31/2019	Change (%)	3/31/2020	3/31/2019	Change (%)

Weighted Average Common Shares Outstanding
Basic	97,864	92,978	5.3%	97,370	91,728	6.2%
Diluted	97,941	93,059	5.2%	97,466	91,831	6.1%

Net Income (Loss) Attributable to Common Shareholders	$(75,078)	$23,821	(415.2)%	$(71,551)	$(8,543)	(737.5)%

Basic	$(0.77)	$0.26	(396.2)%	$(0.73)	$(0.09)	(711.1)%
Diluted	(0.77)	0.26	(396.2)%	(0.73)	(0.09)	(711.1)%

Net Operating Income – NOI	$35,045	$32,545	7.7%	$69,512	$64,864	7.2%

Basic	$0.36	$0.35	2.9%	$0.71	$0.71	0.0%
Diluted	0.36	0.35	2.9%	0.71	0.71	0.0%

Funds From Operations – FFO	$20,199	$19,588	3.1%	$39,520	$41,017	(3.6)%

Basic	$0.21	$0.21	0.0%	$0.41	$0.45	(8.9)%
Diluted	0.21	0.21	0.0%	0.41	0.45	(8.9)%

Adjusted Funds From Operations – AFFO	$19,352	$19,172	0.9%	$39,284	$40,194	(2.3)%

Basic	$0.20	$0.21	(4.8)%	$0.40	$0.44	(9.1)%
Diluted	0.20	0.21	(4.8)%	0.40	0.44	(9.1)%

Dividends Declared per Common Share	$0.17	$0.17		$0.34	$0.34

Dividend/AFFO Payout Ratio	85.0%	81.0%		85.0%	77.3%

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	7

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Three Months Ended
	3/31/2020		3/31/2019	Change	Change %

Total Square Feet / Total Properties	23,019,627 / 116		21,802,046 / 113	1,217,581	5.6%
Occupancy Percentage at End of Period	99.4%		98.9%	50 bps	0.5%

Same Property Square Feet / Number of Same Properties		21,513,880 / 112
Same Property Occupancy Percentage at End of Period	99.4%		98.9%	50 bps	0.5%

Same Property Net Operating Income (NOI) (GAAP)	$32,834		$32,201	$633	2.0%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(435)		(454)	19
Same Property Cash NOI	$32,399		$31,747	$652	2.1%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The
	Three Months Ended
	3/31/2020	3/31/2019	Change	Change %

Same Property NOI (GAAP)	$32,834	$32,201	$633	2.0%

NOI of properties purchased subsequent to December 31, 2018 (one property purchased during fiscal 2019 and two properties purchased during fiscal 2020)	1,700	0

NOI of property expanded subsequent to December 31, 2018 (one property expanded during fiscal 2019)	511	344

Total NOI	$35,045	$32,545	$2,500	7.7%

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	8

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Six Months Ended
	3/31/2020		3/31/2019	Change	Change %

Total Square Feet / Total Properties	23,019,627 / 116		21,802,046 / 113	1,217,581	5.6%
Occupancy Percentage at End of Period	99.4%		98.9%	50 bps	0.5%

Same Property Square Feet / Number of Same Properties		21,040,215 / 110
Same Property Occupancy Percentage at End of Period	99.3%		98.9%	40 bps	0.4%

Same Property Net Operating Income (NOI) (GAAP)	$61,709		$61,178	$531	0.9%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(878)		(919)	41
Same Property Cash NOI	$60,831		$60,259	$572	0.9%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Six Months Ended
	3/31/2020	3/31/2019	Change	Change %

Same Property NOI (GAAP)	$61,709	$61,178	$531	0.9%

NOI of properties purchased subsequent to September 30, 2018 (three properties purchased during fiscal 2019 and two properties purchased during fiscal 2020)	6,782	3,084

NOI of property expanded subsequent to September 30, 2018 (one property expanded during fiscal 2019)	1,021	602

Total NOI	$69,512	$64,864	$4,648	7.2%

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	9

Consolidated Statements of Cash Flows

(unaudited)(in thousands)

	For The
	Six Months Ended
	3/31/2020	3/31/2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(58,689)	$358
Noncash Items Included in Net Income (Loss):
Depreciation & Amortization	25,186	23,294
Deferred Straight Line Rent	(1,232)	(825)
Stock Compensation Expense	270	344
Securities received as Dividend Income	(745)	(430)
Unrealized Holding Losses Arising During the Periods	86,710	27,059
Changes in:
Tenant & Other Receivables	(2,302)	(401)
Prepaid Expenses	(5,201)	(4,041)
Other Assets & Capitalized Lease Costs	(1,380)	1,349
Accounts Payable, Accrued Expenses & Other Liabilities	5,237	3,511
NET CASH PROVIDED BY OPERATING ACTIVITIES	47,854	50,218

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(99,424)	(113,406)
Capital Improvements	(3,314)	(9,205)
Return of Deposits on Real Estate	1,300	200
Deposits Paid on Acquisitions of Real Estate	(200)	(1,550)
Proceeds from Sale of Securities Available for Sale Called for Redemption	250	-0-
Purchase of Securities Available for Sale	-0-	(49,067)
NET CASH USED IN INVESTING ACTIVITIES	(101,388)	(173,028)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Repayments on Loans Payable	(20,000)	(56,850)
Proceeds from Fixed Rate Mortgage Notes Payable	61,900	72,500
Principal Payments on Fixed Rate Mortgage Notes Payable	(27,191)	(29,929)
Financing Costs Paid on Debt	(2,078)	(443)
Proceeds from the Exercise of Stock Options	1,016	567
Proceeds from Underwritten Public Offering of Common Stock, net of offering costs	-0-	132,338
Proceeds from At-The-Market 6.125% Series C Preferred Stock, net of offering costs	80,288	11,282
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	18,489	32,147
Shares repurchased through the Common Stock Repurchase Plan	(3,209)	-0-
Preferred Dividends Paid	(12,445)	(8,839)
Common Dividends Paid, net of Reinvestments	(27,502)	(22,929)
NET CASH PROVIDED BY FINANCING ACTIVITIES	69,268	129,844

NET INCREASE IN CASH AND CASH EQUIVALENTS	15,734	7,034
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	20,179	9,324
CASH AND CASH EQUIVALENTS - END OF PERIOD	$35,913	$16,358

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	10

Capital Structure and Leverage Ratios

(unaudited) (in thousands except for per share amounts)

	As of	As of	As of
	3/31/2020	3/31/2019	9/30/2019

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$779,742	$754,123	$744,928
Loans Payable	75,000	129,759	95,000
Total Debt	854,742	883,882	839,928

6.125% Series C Cumulative Redeemable Preferred Stock	429,215	299,230	347,678
Common Stock, Additional Paid-In-Capital & Other	579,628	643,882	663,365
Total Shareholders’ Equity	1,008,843	943,112	1,011,043

Total Book Capitalization	1,863,585	1,826,994	1,850,971

Accumulated Depreciation	272,372	228,092	249,584
Total Undepreciated Book Capitalization	$2,135,957	$2,055,086	$2,100,555

Shares Outstanding	97,980	93,869	96,399
Market Price Per Share	$12.05	$13.18	$14.41

Equity Market Capitalization	$1,180,654	$1,237,194	$1,389,107
Total Debt	854,742	883,882	839,928
Total Preferred Stock	429,215	299,230	347,678
Total Market Capitalization	$2,464,611	$2,420,306	$2,576,713

Total Debt	$854,742	$883,882	$839,928
less: Cash and Cash Equivalents	35,913	16,358	20,179
Net Debt	$818,829	$867,524	$819,749
less: Securities Available for Sale at Fair Value (Securities)	99,035	177,359	185,250
Net Debt Less Securities	$719,794	$690,165	$634,499

Net Debt / Total Undepreciated Book Capitalization	38.3%	42.2%	39.0%
Net Debt / Total Market Capitalization	33.2%	35.8%	31.8%
Net Debt Plus Preferred Stock / Total Market Capitalization	50.6%	48.2%	45.3%
Net Debt Less Securities / Total Undepreciated Book Capitalization	33.7%	33.6%	30.2%
Net Debt Less Securities / Total Market Capitalization	29.2%	28.5%	24.6%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	46.6%	40.9%	38.1%

Weighted Average Interest Rate on Fixed Rate Mortgage Debt	4.04%	4.07%	4.03%
Weighted Average Term on Fixed Rate Mortgage Debt	11.3 yrs.	11.6 yrs.	11.3 yrs.
Weighted Average Interest Rate on Fixed Rate Debt (1)	3.94%	4.07%	4.03%
Weighted Average Term on Fixed Rate Debt (1)	10.7 yrs.	11.6 yrs.	11.3 yrs.
Weighted Average Lease Term	7.4 yrs.	8.0 yrs.	7.6 yrs.

(1)	For the quarter ended 3/31/20, Fixed Rate Debt (excluding unamortized debt issue costs) includes $788 million in Fixed Rate Mortgage Debt and a $75 million term loan that is fixed with a LIBOR interest rate swap agreement. We obtained the $75 million term loan during the six months ended 3/31/20. Therefore, for prior year quarters presented, the Fixed Rate Debt only includes Fixed Rate Mortgage Debt.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	11

Capital Structure and Leverage Ratios

(unaudited) (in thousands)

	For the Three Months Ended		For the Six Months Ended		Fiscal Year Ended
	3/31/2020	3/31/2019	3/31/2020	3/31/2019	9/30/2019
Net Income (Loss) Attributable to Common Shareholders	$(75,078)	$23,821	$(71,551)	$(8,543)	$11,026
Plus: Preferred Dividends	6,764	4,480	12,862	8,901	18,774
Plus: Interest Expense, including Amortization of Financing Costs	9,050	9,598	18,259	18,603	36,912
Plus: Depreciation and Amortization	12,242	11,477	24,428	22,658	45,890
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	25	51	51	103
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	83,075	(15,568)	86,710	27,059	24,680
Adjusted EBITDA	$36,079	$33,833	$70,759	$68,729	$137,385

Interest Expense, including Amortization of Financing Costs	$9,050	$9,598	$18,259	$18,603	$36,912
Preferred Dividends	6,764	4,480	12,862	8,901	18,774
Total Fixed Charges	$15,814	$14,078	$31,121	$27,504	$55,686

Interest Coverage	4.0 x	3.5 x	3.9 x	3.7 x	3.7 x
Fixed Charge Coverage	2.3 x	2.4 x	2.3 x	2.5 x	2.5 x

Net Debt	$818,829	$867,524	$818,829	$867,524	$819,749
Net Debt Less Securities	719,794	690,165	719,794	690,165	634,499
Total Preferred Stock	429,215	299,230	429,215	299,230	347,678
Annualized Adjusted EBITDA	144,316	135,332	141,518	137,458	137,385

Net Debt / Adjusted EBITDA	5.7 x	6.4 x	5.8 x	6.3 x	6.0 x
Net Debt Less Securities / Adjusted EBITDA	5.0 x	5.1 x	5.1 x	5.0 x	4.6 x
Net Debt + Preferred Stock / Adjusted EBITDA	8.6 x	8.6 x	8.8 x	8.5 x	8.5 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	8.0 x	7.3 x	8.1 x	7.2 x	7.1 x

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	12

Debt Maturity

(unaudited) (In thousands)

Fiscal Year Ended		Mortgages	Loans Payable		Total	% of Total

2020		$28,156	$-0-		$28,156	3.3%
2021		58,193	-0-		58,193	6.7%
2022		80,477	-0-		80,477	9.3%
2023		59,338	-0-		59,338	6.9%
2024		72,535	-0-		72,535	8.4%
Thereafter		488,926	75,000	(B)	563,926	65.4%

Total as of 3/31/2020	(A)	$787,625	$75,000		$862,625	100.0%

Weighted Average Interest Rate		4.04%	2.92%		3.94%
Weighted Average Term		11.3 yrs.	4.8 yrs.		10.7 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $7.9 million.
(B)	Represents a Term Loan maturing January 2025.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	13

Property Table by Tenant

(unaudited)

Tenant		Property Count	Square Footage	Occupied Square Footage	% of Occupied sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost		Mortgage Balance

FedEx Ground Package System, Inc.		44	8,815,312	8,815,312	38.3%	$71,005,000	49.4%	$8.05	$1,008,572,421		$434,473,387
FedEx Corporation		15	1,095,096	1,095,096	4.8%	6,720,000	4.7%	6.14	95,883,586		12,598,966
FedEx Forward Depots, Inc.		1	449,900	449,900	2.0%	1,394,000	0.9%	3.10	16,092,852		3,758,157
Total FedEx		60	10,360,308	10,360,308	45.1%	79,119,000	55.0%	7.64	1,120,548,859		450,830,510

Amazon.com Services, Inc. (Amazon.com, Inc.)		4	1,370,465	1,370,465	6.0%	9,709,000	6.8%	7.08	151,565,650		86,911,455
Milwaukee Electric Tool Corporation		1	861,889	861,889	3.7%	3,076,000	2.1%	3.57	36,914,917		18,987,962
Shaw Industries, Inc.		1	831,764	831,764	3.6%	3,529,000	2.5%	4.24	56,025,945		29,322,922
ULTA, Inc.		1	671,354	671,354	2.9%	2,755,000	1.9%	4.10	37,540,423		18,070,216
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.6%	2,092,000	1.5%	3.49	28,000,000		15,155,360
International Paper Company		2	578,472	578,472	2.5%	2,639,000	1.8%	4.56	37,024,608		18,591,412
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.4%	2,246,000	1.6%	4.02	26,807,852		14,185,207
Autoneum North America, Inc.		1	413,605	413,605	1.8%	2,221,000	1.5%	5.37	21,040,396		13,276,078
B. Braun Medical Inc.		1	399,440	399,440	1.7%	2,159,000	1.5%	5.41	30,008,069		17,727,063
UGN, Inc.		1	387,000	387,000	1.7%	2,088,000	1.5%	5.40	21,576,756		13,098,389
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.7%	1,475,000	1.0%	3.87	14,215,126		-0-
Best Buy Warehousing Logistics, LLC		1	368,060	368,060	1.6%	1,709,000	1.2%	4.64	19,600,000		8,356,776
Toyota Tsusho America, Inc.		1	350,000	350,000	1.5%	1,710,000	1.2%	4.89	25,078,587		16,521,184
Coca-Cola		2	323,358	323,358	1.4%	1,725,000	1.2%	5.33	20,504,069		2,888,659
Science Applications International Corporation		1	302,400	302,400	1.3%	1,683,000	1.2%	5.57	14,446,471		-0-
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.2%	1,500,000	1.0%	5.58	18,731,674		11,275,723
Woodstream Corporation	(A)	1	256,000	256,000	1.1%	932,000	0.6%	3.64	8,958,278		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.0%	1,215,000	0.8%	5.18	14,550,000		6,596,916
United Technologies Corporation		2	223,150	223,150	1.0%	1,507,000	1.0%	6.75	23,594,917		5,185,920
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.0%	1,523,000	1.1%	6.93	18,934,065		11,149,989
Rinnai America Corporation		1	218,120	218,120	0.9%	851,000	0.6%	3.90	15,082,217		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.8%	843,000	0.6%	4.56	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.8%	765,000	0.5%	4.27	7,232,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.8%	841,000	0.6%	4.81	5,411,182		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.7%	1,064,000	0.7%	6.21	11,303,317		-0-
Magna Seating of America, Inc.		1	153,000	153,000	0.7%	1,197,000	0.8%	7.82	17,557,830		9,400,000
Victory Packaging, L.P.		1	148,000	148,000	0.6%	514,000	0.4%	3.47	5,455,379		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.6%	852,000	0.6%	6.20	11,304,000		5,913,698
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	376,000	0.3%	2.96	4,439,947		-0-
General Electric Company		1	125,860	125,860	0.5%	1,334,000	0.9%	10.60	19,964,283		10,000,245
Keurig Dr Pepper		2	110,080	110,080	0.5%	753,000	0.5%	6.84	10,498,031		1,483,106
Style Crest, Inc.		1	106,507	106,507	0.5%	398,000	0.3%	3.74	7,263,673		-0-
Sonwil Distribution Center, Inc.		1	104,981	104,981	0.5%	630,000	0.4%	6.00	10,960,823		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.4%	450,000	0.3%	4.41	4,249,615		-0-
Dakota Bodies, LLC		1	96,687	96,687	0.4%	378,000	0.3%	3.91	7,785,314		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	796,000	0.6%	8.72	8,163,278		1,377,267
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	514,000	0.4%	5.77	7,066,732		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	506,000	0.4%	6.10	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.3%	648,000	0.5%	8.21	7,258,078		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.3%	619,000	0.4%	8.25	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	361,000	0.3%	5.28	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	62,440	0.3%	784,000	0.5%	12.56	3,139,564		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	633,000	0.4%	10.48	5,296,752		1,318,819
Locke Supply Co.		1	60,000	60,000	0.3%	325,000	0.2%	5.42	4,914,955		-0-
Siemens Real Estate		1	51,130	51,130	0.1%	459,000	0.3%	8.98	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.1%	178,000	0.1%	4.91	2,543,770		-0-
Graybar Electric Company		1	26,340	26,340	0.1%	121,000	0.1%	4.59	2,312,027		-0-
Vacant	(B)	2	135,668	-0-	0.0%	-0-	0.0%	-0-	6,009,731		-0-
Total as of 3/31/20		116	23,019,627	22,882,179	99.4%	$143,802,000	100.0%	$6.28	$1,966,697,673	(C)	$787,624,876

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and, therefore, are counted as one property in the Property Count Total.
(B)	NF&M International is located in a 255,658 square foot industrial park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This industrial park is counted as one property in the Property Count Total.
Other than two properties indicated in footnotes (A) and (B) and one retail property, all properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $7,883,277.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	14

Property Table by State

(unaudited)

State	Property Count	Square Footage	Occupied Square Footage	% of Total sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost		Mortgage Balance
Florida	13	2,211,583	2,211,583	9.6%	$15,817,000	11.0%	$7.15	$227,294,042		$87,155,584
Indiana	4	1,964,923	1,964,923	8.5%	11,132,000	7.7%	5.67	167,487,002		95,387,657
Ohio	10	1,858,506	1,858,506	8.1%	11,218,000	7.8%	6.04	137,086,907		52,569,190
Texas	10	1,781,967	1,781,967	7.7%	13,788,000	9.6%	7.74	183,030,482		69,218,487
Georgia	6	1,639,696	1,639,696	7.1%	10,551,000	7.3%	6.43	166,213,681		82,651,157
South Carolina	6	1,371,721	1,371,721	6.0%	10,309,000	7.2%	7.52	129,916,784		53,457,653
Kentucky	3	1,295,940	1,295,940	5.6%	5,190,000	3.6%	4.00	66,111,852		35,254,265
Mississippi	4	1,158,889	1,158,889	5.0%	4,532,000	3.2%	3.91	55,677,635		25,584,878
Illinois	9	958,045	958,045	4.2%	6,222,000	4.3%	6.49	82,801,814		7,642,546
North Carolina	4	939,706	939,706	4.1%	5,686,000	4.0%	6.05	85,815,885		38,843,474
Tennessee	3	891,777	891,777	3.9%	3,188,000	2.2%	3.57	35,677,250		3,758,157
Michigan	4	833,054	833,054	3.6%	5,577,000	3.9%	6.69	73,374,059		23,112,149
Kansas	4	813,043	813,043	3.5%	4,678,000	3.3%	5.75	60,943,937		26,607,739
Missouri	4	740,119	740,119	3.2%	2,900,000	2.0%	3.92	35,436,389		6,365,378
Oklahoma	4	614,941	614,941	2.7%	3,975,000	2.8%	6.46	54,961,021		26,803,706
New York	3	518,565	518,565	2.3%	3,572,000	2.5%	6.89	51,587,223		19,429,142
Pennsylvania	3	504,040	423,184	2.2%	2,826,000	2.0%	6.68	36,901,415		12,639,230
New Jersey	3	471,765	469,985	2.0%	6,723,000	4.7%	14.30	92,423,939		52,687,945
Alabama	2	451,595	451,595	2.0%	2,650,000	1.8%	5.87	39,714,135		17,270,843
Virginia	5	407,265	407,265	1.8%	2,456,000	1.7%	6.03	34,860,124		3,652,516
Colorado	2	295,227	295,227	1.3%	2,441,000	1.7%	8.27	35,683,647		15,106,669
Arizona	1	283,358	283,358	1.2%	1,393,000	1.0%	4.92	16,824,226		2,450,448
Wisconsin	2	238,666	238,666	1.0%	1,295,000	0.9%	5.43	16,377,221		2,141,856
Washington	1	210,445	210,445	0.9%	1,962,000	1.4%	9.32	30,320,686		16,058,668
Louisiana	1	175,315	175,315	0.8%	1,270,000	0.9%	7.24	18,425,875		10,059,120
Maryland	1	148,881	148,881	0.6%	1,455,000	1.0%	9.77	14,512,355		-0-
Nebraska	1	89,115	89,115	0.4%	446,000	0.2%	5.00	5,963,626		-0-
Minnesota	1	60,398	60,398	0.3%	372,000	0.2%	6.16	5,223,944		1,716,419
Connecticut	1	54,812	-0-	0.2%	-0-	0.0%	-0-	3,506,747		-0-
Iowa	1	36,270	36,270	0.2%	178,000	0.1%	4.91	2,543,770		-0-
Total as of 3/31/20	116	23,019,627	22,882,179	100.0%	$143,802,000	100.0%	$6.28	$1,966,697,673	(A)	$787,624,876

(A)	Does not include unamortized debt issuance costs of $7,883,277.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	15

Lease Expirations

(unaudited)

Fiscal Year		Property Count	Square Footage	% of Total Sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost		Mortgage Balance

2020(B)		1	98,045	0.4%	$490,000	0.3%	$5.00	0.2	$-0-		$-0-
2021(A)		10	1,206,723	5.2%	5,560,000	3.9%	4.61	1.2	69,813,125		6,803,589
2022		7	1,152,006	5.0%	6,372,000	4.4%	5.53	1.9	78,920,819		20,268,373
2023(A)		14	1,840,004	8.0%	10,612,000	7.4%	5.77	3.2	128,514,559		18,177,152
2024		13	1,887,034	8.2%	11,722,000	8.2%	6.21	4.1	137,370,052		23,574,582
2025(A)		10	2,459,470	10.7%	12,462,000	8.7%	5.07	5.1	164,430,576		65,735,019
2026		8	1,078,913	4.7%	8,331,000	5.8%	7.72	6.1	113,183,322		31,020,612
2027		12	2,373,001	10.3%	13,049,000	9.1%	5.50	7.4	185,550,657		65,599,896
2028		11	2,571,915	11.2%	13,970,000	9.7%	5.43	8.0	182,446,253		63,454,104
2029		9	1,830,929	8.0%	10,548,000	7.3%	5.76	9.1	147,728,409		63,010,860
2030		5	1,026,032	4.5%	8,177,000	5.7%	7.97	10.0	119,468,217		59,863,914
2031		3	963,269	4.2%	7,152,000	5.0%	7.42	11.1	104,617,800		59,109,378
2032(B)		8	2,131,983	9.3%	18,803,000	13.1%	8.82	12.1	290,952,566		167,404,925
2033		2	639,068	2.8%	6,486,000	4.5%	10.15	13.1	106,803,506		64,469,981
2034		3	1,561,347	6.8%	9,284,000	6.5%	5.95	14.0	127,748,517		79,132,491
Various tenants at retail shopping center		1	64,220	0.2%	784,000	0.4%	12.56	-0-	3,139,564		-0-
Vacant	(A)	2	135,668	0.5%	-0-	0.0%	-0-	-0-	6,009,731		-0-
Total as of 3/31/20		116	23,019,627	100.0%	$143,802,000	100.0%	$6.28	7.4	$1,966,697,673	(C)	$787,624,876

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and one retail property, all properties are single-tenant.
(B)	Included in 2020 and 2032 is a property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. This property contains two leasable structures with two different lease terms. Both are counted as one property in the property count total.
(C)	Does not include unamortized debt issuance costs of $7,883,277.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	16

Recent Acquisitions During Fiscal 2020

(unaudited)

No	Tenant	City (MSA)	State	Date of Acquisition	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Expiration	Purchase Price	Initial Mortgage Balance
1	Amazon.com Services, Inc.	Greenwood (Indianapolis)	IN	10/10/19	615,747	$4,950,000	$8.04	8/31/34	$81,500,000	$52,500,000
2	Magna Seating of America, Inc.	Lancaster (Columbus)	OH	3/30/20	153,000	1,197,000	7.82	1/31/30	17,900,000	9,400,000
	As of 3/31/20				768,747	$6,147,000	$8.00		$99,400,000	$61,900,000

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	17

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,076,000	$3.57	8.3	$36,914,917	$18,987,962
2	Shaw Industries, Inc.		Savannah	GA	2018	100.0%	831,764	3,529,000	4.24	7.5	56,025,945	29,322,922
3	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,755,000	4.10	5.3	37,540,423	18,070,216
4	Amazon.com Services, Inc. (Amazon.com, Inc.)		Greenwood (Indianapolis)	IN	2020	100.0%	615,747	4,950,000	8.04	14.4	79,363,910	51,848,895
5	Jim Beam Brands Company (Beam Suntory)		Frankfort (Lexington)	KY	2015	100.0%	599,840	2,092,000	3.49	4.8	28,000,000	15,155,360
6	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,246,000	4.02	13.6	26,807,852	14,185,207
7	FedEx Forward Depots, Inc.		Memphis	TN	2010	100.0%	449,900	1,394,000	3.10	9.2	16,092,852	3,758,157
8	Autoneum North America, Inc.	(B)	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,731,000	5.49	12.1	21,040,396	13,276,078
	Autoneum North America, Inc.		Aiken (Augusta, GA)	SC	2017	100.0%	98,045	490,000	5.00	0.2	-0-	-0-
9	B. Braun Medical Inc.		Daytona Beach	FL	2018	100.0%	399,440	2,159,000	5.41	8.0	30,008,069	17,727,063
10	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	387,000	2,088,000	5.40	13.9	21,576,756	13,098,389
11	Woodstream Corporation		St. Joseph	MO	2001	100.0%	256,000	932,000	3.64	1.5	8,958,278	-0-
	Altec Industries, Inc.		St. Joseph	MO	2001	100.0%	126,880	376,000	2.96	2.9	4,439,947	-0-
12	CBOCS Distribution, Inc. (Cracker Barrel)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,475,000	3.87	4.3	14,215,126	-0-
13	FedEx Ground Package System, Inc.		Braselton (Atlanta)	GA	2018	100.0%	373,750	3,782,000	10.12	12.9	60,227,126	36,887,372
14	Best Buy Warehousing Logistics, LLC		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,709,000	4.64	1.8	19,600,000	8,356,776
15	Amazon.com Services, Inc. (Amazon.com, Inc.)		Mobile	AL	2018	100.0%	362,942	2,045,000	5.63	8.7	33,052,316	17,270,843
16	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	12.2	40,043,145	22,786,022
17	FedEx Ground Package System, Inc.		Mesquite (Dallas)	TX	2017	100.0%	351,874	3,203,000	9.10	12.0	49,880,493	28,268,492
18	Toyota Tsusho America, Inc.		Lafayette	IN	2019	100.0%	350,000	1,710,000	4.89	9.3	25,078,587	16,521,184
19	FedEx Ground Package System, Inc.		Trenton	NJ	2019	100.0%	347,145	5,306,000	15.28	12.3	83,987,622	51,369,126
20	FedEx Ground Package System, Inc.		Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,105,000	6.13	11.8	31,654,987	17,797,468
21	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,323,000	6.86	11.0	35,100,800	19,429,142
22	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	5.3	33,053,688	16,057,452
23	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,717,000	5.24	7.6	25,504,083	8,947,362
24	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,210,000	7.04	11.2	31,737,000	18,142,152
25	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,619,000	8.42	11.1	37,780,000	21,538,084
26	FedEx Ground Package System, Inc.		Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,387,000	7.84	10.1	35,367,419	18,617,264
27	Science Applications International Corporation		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,683,000	5.57	3.6	14,446,471	-0-
28	Amazon.com Services, Inc. (Amazon.com, Inc.)		Oklahoma City	OK	2018	100.0%	300,000	1,925,000	6.42	7.6	29,878,942	17,791,717
29	International Paper Company		Kenton	OH	2017	100.0%	298,472	1,268,000	4.25	7.4	18,730,500	10,564,036
30	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	9.8	30,925,530	14,469,163
31	Western Container Corp. (Coca-Cola)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,393,000	4.92	7.1	16,824,226	2,450,448
32	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,371,000	4.90	3.4	18,294,108	8,027,376
33	FedEx Ground Package System, Inc.		Charleston	SC	2018	100.0%	265,318	2,704,000	10.19	13.3	46,576,380	27,582,609
34	NF&M International, Inc.		Monaca (Pittsburgh)	PA	1988	68.4%	255,658	841,000	4.81	4.8	7,914,166	-0-
35	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	3.2	22,890,124	-0-
36	FedEx Ground Package System, Inc.		Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	12.0	37,911,556	21,308,773
37	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,215,000	5.18	2.3	14,550,000	6,596,916
38	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	5.8	29,320,066	15,106,669
39	Mickey Thompson Performance Tires and Wheels (Cooper Tire)		Stow	OH	2017	100.0%	219,765	1,523,000	6.93	7.4	18,934,065	11,149,989
40	Rinnai America Corporation		Griffin (Atlanta)	GA	2006	100.0%	218,120	851,000	3.90	0.8	15,082,217	-0-
41	FedEx Ground Package System, Inc.		Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	7.4	21,684,310	12,112,501
42	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	10.4	30,320,686	16,058,668
43	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	9.2	15,204,950	7,642,546
44	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	843,000	4.56	1.7	12,697,848	-0-
45	Carrier Enterprise, LLC (United Technologies)		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,140,000	6.18	3.8	18,494,917	5,185,920
46	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	4.5	19,328,922	6,958,081
47	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	765,000	4.27	3.3	7,232,986	-0-
48	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,598,000	9.03	8.4	17,063,643	-0-
49	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,270,000	7.24	5.3	18,425,875	10,059,120
50	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	2.0	13,879,697	5,314,681

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	18

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
51	Home Depot USA, Inc.	Montgomery (Chicago)	IL	2004	100.0%	171,200	$1,064,000	$6.21	2.8	$11,303,317	$-0-
52	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	6.3	19,745,245	-0-
53	FedEx Ground Package System, Inc.	Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	6.5	12,039,014	-0-
54	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	4.3	9,965,550	5,037,130
55	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	100.0%	158,417	764,000	4.82	1.5	10,003,235	6,365,378
56	FedEx Ground Package System, Inc.	Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	5.3	12,605,609	2,618,538
57	Magna Seating of America, Inc.	Lancaster (Columbus)	OH	2020	100.0%	153,000	1,197,000	7.82	9.8	17,557,830	9,400,000
58	FedEx Ground Package System, Inc.	Waco	TX	2012	100.0%	150,710	1,078,000	7.15	5.4	12,551,368	3,774,333
59	FedEx Ground Package System, Inc.	Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,455,000	9.77	8.3	14,512,355	-0-
60	Victory Packaging, L.P.	Fayetteville	NC	1997	100.0%	148,000	514,000	3.47	0.9	5,455,379	-0-
61	FedEx Ground Package System, Inc.	El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	3.5	12,431,192	-0-
62	FedEx Ground Package System, Inc.	Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	4.5	14,127,449	-0-
63	FedEx Ground Package System, Inc.	Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	7.3	9,807,221	-0-
64	Challenger Lifts, Inc. (Snap-On Inc.)	Louisville	KY	2016	100.0%	137,500	852,000	6.20	6.2	11,304,000	5,913,698
65	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	4.5	16,447,178	-0-
66	FedEx Ground Package System, Inc.	Savannah	GA	2019	100.0%	126,520	1,755,000	13.87	8.6	27,531,560	16,440,863
67	General Electric Company	Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,334,000	10.60	5.8	19,964,283	10,000,245
68	FedEx Ground Package System, Inc.	Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	7.2	18,992,949	-0-
69	FedEx Ground Package System, Inc.	Altoona	PA	2014	100.0%	122,522	651,000	5.31	3.4	9,022,966	2,638,985
70	FedEx Corporation	Charleston	SC	2018	100.0%	121,683	1,314,000	10.80	12.4	21,519,412	12,598,966
71	FedEx Corporation	Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	3.1	7,819,488	-0-
72	FedEx Corporation	Orlando	FL	2008	100.0%	110,638	666,000	6.02	7.7	8,793,224	-0-
73	Bunzl Distribution Oklahoma, Inc.	Oklahoma City	OK	2017	100.0%	110,361	736,000	6.67	4.4	8,728,439	4,910,345
74	Style Crest, Inc.	Winston-Salem	NC	2002	100.0%	106,507	398,000	3.74	1.0	7,263,673	-0-
75	Sonwil Distribution Center, Inc.	Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	630,000	6.00	1.8	10,960,823	-0-
76	FedEx Ground Package System, Inc.	West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	556,000	5.36	3.4	5,733,686	-0-
77	FedEx Ground Package System, Inc.	Roanoke	VA	2013	100.0%	103,402	755,000	7.30	3.1	10,200,000	3,652,516
78	Pittsburgh Glass Works, LLC	O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	450,000	4.41	1.2	4,249,615	-0-
79	FedEx Ground Package System, Inc.	Green Bay	WI	2013	100.0%	99,102	468,000	4.72	3.2	6,570,000	2,141,856
80	Dakota Bodies, LLC	Liberty (Kansas City)	MO	1998	100.0%	96,687	378,000	3.91	6.1	7,785,314	-0-
81	FedEx Corporation	Jacksonville	FL	1999	100.0%	95,883	536,000	5.59	9.2	6,584,384	-0-
82	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	7.7	7,879,557	-0-
83	Amazon.com Services, Inc.	Hanahan (Charleston)	SC	2005	100.0%	91,776	789,000	8.60	9.3	9,270,482	-0-
84	National Oilwell Varco, Inc.	Houston	TX	2010	100.0%	91,295	796,000	8.72	9.5	8,163,278	1,377,267
85	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	446,000	5.00	3.6	5,963,626	-0-
86	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	514,000	5.77	4.8	7,066,732	-0-
87	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	88,653	605,000	6.82	6.3	6,661,819	-0-
88	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	506,000	6.10	4.9	7,463,672	-0-
89	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	438,000	5.32	8.4	7,304,467	-0-
90	RGH Enterprises, Inc. (Cardinal Health)	Halfmoon (Albany)	NY	2012	100.0%	75,000	619,000	8.25	1.7	5,525,600	-0-
91	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	7.0	5,177,940	-0-
92	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	1.2	4,949,251	-0-
93	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	609,000	8.72	5.6	6,363,581	-0-
94	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	361,000	5.28	7.5	5,677,982	-0-
95	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	486,000	7.32	3.8	5,551,227	-0-
96	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	97.0%	64,220	784,000	12.56	na	3,139,564	-0-
97	Keurig Dr Pepper	Cincinnati	OH	2015	100.0%	63,840	487,000	7.63	9.5	6,750,000	-0-
98	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	2.6	5,369,272	-0-
99	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	633,000	10.48	9.8	5,296,752	1,318,819
100	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	3.2	5,223,944	1,716,419
101	Locke Supply Co.	Richmond	VA	2004	100.0%	60,000	325,000	5.42	12.1	4,914,955	-0-

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	19

Property Table

(unaudited)

									Lease Exp.
				Fiscal Year		Square	Annual	Rent Per sf	Term in	Undepreciated		Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
102	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	$513,000	$8.64	1.2	$5,363,304		$-0-
103	Vacant	Newington (Hartford)	CT	2001	0.0%	54,812	-0-	na	na	3,506,747		-0-
104	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	459,000	8.98	4.1	4,452,425		-0-
105	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	7.4	4,462,009		-0-
106	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	1.4	4,808,329		-0-
107	Keurig Dr Pepper	Tulsa	OK	2014	100.0%	46,240	266,000	5.75	3.9	3,748,031		1,483,106
108	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)	Topeka	KS	2009	100.0%	40,000	332,000	8.30	1.5	3,679,843		438,211
109	Collins Aerospace Systems (United Technologies)	Rockford	IL	2015	100.0%	38,833	367,000	9.45	7.3	5,100,000		-0-
110	Foundation Building Materials, LLC	Urbandale (Des Moines)	IA	1994	100.0%	36,270	178,000	4.91	7.8	2,543,770		-0-
111	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	4.0	1,900,691		-0-
112	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	7.3	4,133,510		-0-
113	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	7.7	2,043,226		-0-
114	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	2.7	1,983,529		-0-
115	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	121,000	4.59	5.3	2,312,027		-0-
116	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	1.6	1,706,851		-0-
	Total as of 3/31/20				99.4%	23,019,627	$143,802,000	$6.28	7.4	$1,966,697,673	(A)	$787,624,876

(A)	Does not include unamortized debt issuance costs of $7,883,277.
(B)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. contains two leasable structures with two different lease terms.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	20

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate our performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	FFO, as defined by The National Association of Real Estate Investment Trusts (Nareit), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core Funds From Operations (Core FFO) as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.
●	AFFO is calculated as FFO, excluding stock-based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring severance expense, effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.
●	NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, non-recurring severance expense, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, unrealized holding (gains) or losses arising during the periods, less dividend income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance.
●	Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.
●	Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.
●	Adjusted EBITDA is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, losses (minus gains) on sales of real estate investments, net amortization of acquired above and below market lease revenue, unrealized holding losses (minus gains) arising during the periods and losses (minus gains) on sale of securities transactions.

FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	21

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE SECOND QUARTER ENDED MARCH 31, 2020

HOLMDEL, NJ, May 6, 2020 Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Loss Attributable to Common Shareholders of $75.1 million or $0.77 per diluted share for the three months ended March 31, 2020 as compared to Net Income Attributable to Common Shareholders of $23.8 million or $0.26 per diluted share for the three months ended March 31, 2019, representing a decrease of $98.9 million or $1.03 per diluted share. During the three months ended March 31, 2020, we recognized an $83.1 million unrealized loss or $0.85 per diluted share as compared to a $15.6 million unrealized gain or $0.17 per diluted share for the three months ended March 31, 2019. Funds from Operations (FFO), which excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended March 31, 2020 were $20.2 million or $0.21 per diluted share versus $19.6 million or $0.21 per diluted share for the three months ended March 31, 2019, representing consistent per diluted share earnings. Adjusted Funds from Operations (AFFO), which also excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended March 31, 2020 were $19.4 million or $0.20 per diluted share versus $19.2 million or $0.21 per diluted share for the three months ended March 31, 2019, representing a $0.01 decrease in AFFO per diluted share. Sequentially, our FFO of $0.21 per diluted share for the second quarter of fiscal 2020 is $0.01 higher than our FFO of $0.20 per diluted share for the first quarter of fiscal 2020 and our AFFO of $0.20 per diluted share for the second quarter of fiscal 2020 is $0.01 lower than our AFFO of $0.21 per diluted share for the first quarter of fiscal 2020. The quarterly year over year $0.01 decline in AFFO is primarily attributable to a $2.3 million increase in Preferred Dividend expense as a result of an increase in preferred shares outstanding.

Tenant Rent Collections During COVID-19 Pandemic

●	For the month of March were 100%
●	For the month of April were 99%
●	While it is still early, thus far for the month of May we have received 95%

The future effects of the evolving impact of the COVID-19 pandemic are still uncertain, however at this time, we believe that the fallout from COVID-19 will not have a material adverse effect on our financial condition. To date, Monmouth has received very limited requests for rent deferment, representing an aggregate impact of only 200 basis points on our annual base rent. Of this amount, we have agreed to defer $320,000 which represents a 23 basis point impact on our annual base rent. This deferred amount is due to be paid by the end of the calendar year. Our occupancy rate is currently 99.4% and our weighted average lease term is 7.4 years.

A summary of significant financial information for the three and six months ended March 31, 2020 and 2019 (in thousands, except per share amounts) is as follows:

	Three Months Ended March 31,
	2020	2019
Rental Revenue	$35,114	$32,934
Reimbursement Revenue	$6,594	$5,447
Net Operating Income (NOI) (1)	$35,045	$32,545
Total Expenses	$21,301	$19,565
Dividend Income	$3,404	$3,515
Unrealized Holding Gains (Losses) Arising During the Periods	$(83,075)	$15,568
Net Income (Loss)	$(68,314)	$28,301
Net Income (Loss) Attributable to Common Shareholders	$(75,078)	$23,821
Net Income (Loss)Attributable to Common Shareholders Per Diluted Common Share	$(0.77)	$0.26
FFO (1)	$20,199	$19,588
FFO per Diluted Common Share (1)	$0.21	$0.21
AFFO (1)	$19,352	$19,172
AFFO per Diluted Common Share (1)	$0.20	$0.21
Dividends Declared per Common Share	$0.17	$0.17

Weighted Avg. Diluted Common Shares Outstanding	97,941	93,059

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	22

	Six Months Ended March 31,
	2020	2019
Rental Revenue	$69,983	$65,551
Reimbursement Revenue	$13,424	$11,053
Net Operating Income (NOI) (1)	$69,512	$64,864
Total Expenses	$43,769	$38,466
Dividend Income	$6,642	$7,882
Unrealized Holding Losses Arising During the Periods	$(86,710)	$(27,059)
Net Income (Loss)	$(58,689)	$358
Net Loss Attributable to Common Shareholders	$(71,551)	$(8,543)
Net Loss Attributable to Common Shareholders Per Diluted Common Share	$(0.73)	$(0.09)
FFO (1)	$39,520	$41,017
FFO per Diluted Common Share (1)	$0.41	$0.45
AFFO (1)	$39,284	$40,194
AFFO per Diluted Common Share (1)	$0.40	$0.44
Dividends Declared per Common Share	$0.34	$0.34

Weighted Avg. Diluted Common Shares Outstanding	97,466	91,831

A summary of significant balance sheet information as of March 31, 2020 and September 30, 2019 (in thousands) is as follows:

	March 31, 2020	September 30, 2019
Real Estate Investments	$1,694,336	$1,616,934
Securities Available for Sale at Fair Value	$99,035	$185,250
Total Assets	$1,890,048	$1,871,948
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$779,742	$744,928
Loans Payable	$75,000	$95,000
Total Shareholders’ Equity	$1,008,843	$1,011,043

Highlights from Second Quarter Results

●	Increased Gross Revenue by 8% over the prior year period to $45.1 million

●	Increased Net Operating Income by 8% over the prior year period to $35.0 million

●	Maintained a conservative AFFO dividend payout ratio of 85%

●	Increased our Gross Leasable Area (GLA) by 6% over the prior year period to 23.0 million square feet

●	Entered into commitments to acquire four new build-to-suit properties containing 1.5 million total square feet for a total cost of $229.6 million all leased to Investment Grade tenants

●	Acquired one property comprising 153,000 square feet for $17.9 million leased to Magna Seating of America for 10 years

●	Increased occupancy by 50 basis points over the prior year period and 20 basis points sequentially to 99.4%

●	Renewed two more of the five leases scheduled to expire in fiscal 2020, resulting in the renewal of four of the five leases set to expire during fiscal 2020. The four lease renewals, comprising 355,000 square feet resulted in a 12.0% increase in GAAP rent, a 4.4% increase in Cash rent, and have a weighted-average lease term of 4.2 years

●	Maintained a weighted average lease term of 7.4 years

●	Maintained a weighted average debt maturity on fixed-rate mortgage debt of 11.3 years

●	Reduced Net Debt to Adjusted EBITDA to 5.7x from 6.4x in the prior year period

●	Reduced the weighted average interest rate on fixed-rate debt to 4.0% from 4.1% in the prior year period

●	Raised $37.1 million in net proceeds through the Preferred Stock ATM Program with the sale of 1.5 million shares of 6.125% Series C Preferred Stock at a weighted average price of $25.12 per share

●	Raised $8.6 million (including dividend reinvestments of $1.4 million) from the Dividend Reinvestment and Stock Purchase Plan, representing a 9% participation rate

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	23

Michael P. Landy, President and CEO, commented, “The COVID-19 Pandemic has created significant economic headwinds throughout the entire world. Monmouth went into this downturn very well positioned with a strong balance sheet, a high-quality tenant roster, and a well-covered dividend. Our business model of investing in industrial properties secured by long-term leases to investment grade tenants should enable us to outperform in this current environment. With rent collections for March and April coming in at 100% and 99% respectively, our current occupancy rate at 99.4%, and our weighted average lease term at 7.4 years, we are off to an excellent start.”

“During the quarter, on March 30th, we acquired one building comprising 153,000 square feet for a purchase price of $17.9 million. This property, located in the Columbus, OH MSA, is leased to Magna Seating of America for 10 years. Since this property was acquired at the very end of the quarter, it did not contribute to our current results. Our $229.6 million acquisition pipeline currently contains four new build-to-suit properties comprising 1.5 million total square feet. These properties have a weighted-average lease term of 17.2 years. In keeping with our business model, these projects are all leased to investment grade tenants, with 56% leased to FedEx Ground and 44% leased to Home Depot.”

“We have renewed four of the five leases that were set to expire this fiscal year. These four lease renewals represent 87% of the 410,000 square feet expiring this year. These lease renewals have a weighted average lease term of 4.2 years, and a weighted average lease rate of $5.87 per square foot on a GAAP basis and $5.71 on a cash basis. This represents an increase of 12.0% on a GAAP basis and an increase of 4.4% on a cash basis.”

“At quarter end, our weighted-average lease maturity was 7.4 years and our weighted-average mortgage debt maturity was 11.3 years. We continue to maintain a conservative credit profile with our Net Debt to Adjusted EBITDA at 5.7x, our Fixed Charge Coverage at 2.3x, and our Net Debt to Total Market Capitalization at 33%. Illustrating the strength and visibility of our income streams, our occupancy rate has been over 98% for five consecutive years and our weighted average lease term has exceeded seven years for six consecutive years.”

“The value of our properties has appreciated substantially over the past decade as ecommerce demand has increased, and on-line shopping has become an integral part of the retail landscape. The current social distancing environment has created an even stronger shift towards on-line shopping. Because of this surge in ecommerce demand, some of our tenants are running 7-day work weeks and increasing their daily shifts. Their services are now more essential than ever. The COVID-19 Pandemic is also forcing industries and entire

Monmouth Real Estate Investment Corporation will host its Second Quarter FY 2020 Financial Results Webcast and Conference Call on Thursday, May 7, 2020 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

Our Second Quarter FY 2020 financial results being released herein will be available on our website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 2Q2020 Webcast and Earnings Call “Link to Webcast” on the homepage of our website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 1-877-510-5852 (domestically) or 1-412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 7, 2020. It will be available until August 5, 2020, and can be accessed by dialing toll free 1-877-344-7529 (domestically) and 1-412-317-0088 (internationally) and entering the passcode 10139462. A transcript of the call and the webcast replay will be available at our website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 116 properties containing a total of approximately 23.0 million rentable square feet, geographically diversified across 30 states. In addition, we own a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on our current expectations and involve various risks and uncertainties. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in our annual report on Form 10-K and described from time to time in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO, as defined by The National Association of Real Estate Investment Trusts (Nareit), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core Funds From Operations (Core FFO) as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance. We define Adjusted Funds From Operations (AFFO) as FFO, excluding stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring severance expense, effect of non-cash U.S. GAAP straight-line rent adjustments and subtracting recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We believe that, as widely recognized measures of performance used by other REITs, FFO and AFFO may be considered by investors as supplemental measures to compare our operating performance to those of other REITs. FFO and AFFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and AFFO and, accordingly, our FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO and AFFO are significant components in understanding our financial performance.

SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	24

FFO and AFFO are non-GAAP performance measures and (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to Net Income or Net Income Attributable to Common Shareholders as a measure of operating performance or to Cash Flows from Operating, Investing and Financing Activities; and (iii) are not an alternative to Cash Flows from Operating, Investing and Financing Activities as a measure of liquidity. FFO and AFFO, as calculated by us, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income (Loss) Attributable to Common Shareholders to the Company’s FFO and AFFO for the three and six months ended March 31, 2020 and 2019 (in thousands):

	Three Months Ended		Six Months Ended
	3/31/2020	3/31/2019	3/31/2020	3/31/2019
Net Income (Loss) Attributable to Common Shareholders	$(75,078)	$23,821	$(71,551)	$(8,543)
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	83,075	(15,568)	86,710	27,059
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	11,409	10,589	22,788	21,026
Plus: Amortization of Intangible Assets	508	505	1,016	1,005
Plus: Amortization of Capitalized Lease Costs	285	241	557	470
FFO Attributable to Common Shareholders	20,199	19,588	39,520	41,017
Plus: Depreciation of Corporate Office Capitalized Costs	66	167	118	208
Plus: Stock Compensation Expense	114	215	270	344
Plus: Amortization of Financing Costs	322	320	758	637
Plus: Non-recurring Severance Expense	-0-	-0-	786	-0-
Less: Recurring Capital Expenditures	(717)	(630)	(936)	(1,187)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(632)	(488)	(1,232)	(825)
AFFO Attributable to Common Shareholders	$19,352	$19,172	$39,284	$40,194

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the six months ended March 31, 2020 and 2019 (in thousands):

	Six Months Ended
	3/31/2020	3/31/2019

Operating Activities	$47,854	$50,218
Investing Activities	(101,388)	(173,028)
Financing Activities	69,268	129,844

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SECOND QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	25